UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2025
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Park Avenue
Edison, New Jersey 08820
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 15, 2025, the Company held its Annual Meeting of Stockholders. On March 19, 2025, the record date for the annual meeting, 227,049,683 of the Company’s common stock were issued and outstanding, of which 155,241,065 were present for the purposes of establishing a quorum.

Proposal 1 – Election of directors
The Class II Directors proposed by management were elected with a tabulation of votes to the nearest share as shown below.

	For	Against	Abstained	Broker Non-Vote
Alex Dimitrief	52,031,108	23,802,579	191,696	79,215,682
Joe Mastrangelo	73,009,113	2,969,820	46,430	79,215,682
Joseph Nigro	73,687,957	2,145,555	191,871	79,215,682
Proposal 2 – Ratification of appointment of independent registered public accounting firm
The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year was approved by stockholders with 154,579,279 shares voted in favor, 79,436 shares voted against and 582,350 shares abstained.
Proposal 3 – Non-binding advisory vote to approve the compensation of named executive officers
The compensation of the named executive officers was approved, on an advisory basis, by stockholders, with 68,037,754 shares voted in favor, 7,747,071 shares voted against, 240,558 shares abstained, and broker non-votes totaling 79,215,682.
Proposal 4 – Approval of an amendment to the Company’s Second Amended and Restated 2020 Incentive Plan
An amendment to the Company’s Second Amended and Restated 2020 incentive plan was approved by stockholders, with 51,062,215 shares voted in favor, 24,523,030 shares voted against, 440,138 shares abstained, and broker non-votes totaling 79,215,682.
Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document

104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: May 16, 2025	By:	/s/ Eric Javidi
		Name:	Eric Javidi
		Title:	Chief Financial Officer
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